UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2012

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52049	06-1594540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page No.
Item 9.01. Financial Statements and Exhibits	3

SIGNATURES	4

EXHIBIT INDEX	5

Exhibit 23
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

EXPLANATORY NOTE

On December 27, 2012, Synchronoss Technologies, Inc. (“Synchronoss” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the acquisition by Synchronoss Technologies Ireland, Ltd. (“Synchronoss Ireland”), a wholly owned subsidiary of Synchronoss, of Newbay Software Limited (“Newbay”).  This amendment to the Initial Form 8-K amends and supplements the information required pursuant to Item 9.01(b) of Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

The Consolidated Financial Statements of Newbay as of December 31, 2010 and 2011 and for the years ended December 31, 2010 and 2011 and accompanying consolidated notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

The Unaudited Condensed Consolidated Financial Statements of Newbay as of September 30, 2012 and for the nine-month periods ended September 30, 2011 and 2012 and accompanying consolidated notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Consolidated Combined Financial Statements are included as Exhibit 99.3 to this Current Report on Form 8-K/A:

(i)    Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet as of September 30, 2012

(ii)   Unaudited Pro Forma Condensed Consolidated Combined Statements of Operations for the year ended December 31, 2011 and the nine-month period ended September 30, 2012

(iii)  Notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements

(d)  Exhibits

Exhibit No.	Description
2.1

Share Purchase Agreement by and among Synchronoss Technologies Ireland, Ltd and Research in Motion Ltd, dated as of December 24, 2012, incorporated by reference to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2012.

23	Consent of Deloitte & Touche

99.1	Consolidated Financial Statements of Newbay as of December 31, 2010 and 2011 and for the years ended December 31, 2010 and 2011 and consolidated notes thereto

99.2	Unaudited Condensed Consolidated Financial Statements of Newbay as of September 30, 2012 and for the nine months ended September 30, 2011 and 2012 and consolidated notes thereto

99.3

Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet as of September 30, 2012 and Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations for the year ended December 31, 2011 and for the nine months ended September 30, 2012 and notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

Date: March 7, 2013	By:	/s/ Stephen G. Waldis
Stephen G. Waldis
Chairman of the Board of Directors and Chief Executive Officer

SYNCHRONOSS TECHNOLOGIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

EXHIBITS INDEX

Exhibit No.	Description

23	Consent of Deloitte & Touche

99.1	Consolidated Financial Statements of Newbay as of December 31, 2010 and 2011 and for the years ended December 31, 2010 and 2011 and consolidated notes thereto

99.2	Unaudited Condensed Consolidated Financial Statements of Newbay as of September 30, 2012 and for the nine months ended September 30, 2011 and 2012 and consolidated notes thereto

99.3

Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet as of September 30, 2012 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011 and for the nine months ended September 30, 2012 and notes thereto